UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2017

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Blvd, Suite 300, Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

Reading International, Inc.’s (“we,” “our,” “us,” “Reading” or the “Company”) 2017 Annual Meeting of Stockholders (the “ 2017 Annual Meeting ”) will be held on Tuesday,  November 7, 2017 11:00 a.m. local time, at the Courtyard by Marriott Los Angeles Westside located at 6333 Bristol Parkway, Culver City, California 90230.  The record date for the determination of Stockholders entitled to receive notice of and to vote at the 2017 Annual Meeting shall be the close of business on Thursday, September 21, 2017.  Because the date of the 2017 Annual Meeting differs by more than thirty (30) days from the anniversary date of the 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”), which was held on Thursday, June 2, 2016, the Company is providing this information in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Deadline for Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act

As noted above, the 2017 Annual Meeting date represents a change of more than thirty (30) days from the anniversary date of the 2016 Annual Meeting.  As a result, pursuant to Rule 14a-8 under the Exchange Act, the Company has set a new deadline for the receipt of any Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy materials for the 2017 Annual Meeting.  Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be received by the Stockholders Meeting Secretary on or before the close of business on Monday, August 28, 2017.  Such proposals also need to comply with the rules of the Securities and Exchange Commission regarding the inclusion of Stockholder proposals in the Company’s proxy materials, and may be omitted if not in compliance with applicable requirements.

Item 9.01  Financial Statements and Exhibits.

99.1Press release issued by Reading International, Inc. announcing date of its 2017 Annual Stockholders Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: August 18, 2017	By:	/s/ Devasis Ghose
	Name:	Devasis Ghose
	Title:	Chief Financial Officer